Summary Prospectus
PIEQX
March 1 2011

T. Rowe Price International Equity Index Fund
The fund seeks to provide long-term capital growth.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2011, and Statement of Additional Information, dated March 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The fund seeks to provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.00%

Total annual fund operating expenses	0.50%

a A $2.50 quarterly fee is charged to accounts with a balance of less than $10,000.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$51	$160	$280	$628

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12.8% of the average value of its portfolio.

T. Rowe Price	2

Investments, Risks, and Performance

Principal Investment Strategies  The fund seeks to match the performance of the FTSE® International Limited (“FTSE”) Developed ex North America Index by using a full replication strategy. This involves investing substantially all of its assets in all of the stocks in the index in proportion to each stock’s weight in the index. The index is constructed by selecting the countries it covers, sorting the market by regions, and targeting a significant portion of them for inclusion in the index.

The FTSE® Developed ex North America Index is a broadly diversified stock market index based on the market capitalization of over 1,200 predominately large companies. The index’s major markets include Japan, the U.K., and developed countries in Europe and the Pacific Rim.

T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an effort to realign it with its index. While most assets will be invested in common stocks, the fund may also purchase exchange-traded funds in an effort to minimize any deviations in performance from its index. Exchange-traded funds would typically be used to help realign the fund’s portfolio with its index, gain broad market or sector exposure, or to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks.

While there is no guarantee, the correlation between the fund and its index is expected to be at least 0.95. A correlation of 1.00 would mean the returns of the fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the fund are unrelated to movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark or to satisfy redemption requests. However, the fund is not required to sell specific securities that have been removed from its index.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Summary	3

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social or economic developments overseas. In addition, foreign investments may be subject to regulatory and accounting standards that differ from those of the U.S.

Currency risk  Because the fund generally invests in securities denominated in foreign currencies, the fund is subject to the risk that it could experience gains or losses based solely on changes in the exchange rates between foreign currencies and the U.S. dollar.

Index investing risk  Because the fund seeks to match the performance of its benchmark index using a full replication strategy, holdings are generally not reallocated based on changes in market conditions. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error  The returns of the fund are expected to be slightly below the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Exchange-traded fund risk  To the extent the fund invests in exchange-traded funds, the fund will bear its proportionate share of each exchange-traded fund’s fees and expenses. An exchange-traded fund involves substantially the same risks as investing directly in the exchange-traded fund’s underlying assets, although the potential for reduced market liquidity in its shares may result in an exchange-traded fund having greater volatility than its underlying assets.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

T. Rowe Price	4

Average Annual Total Returns
A	Periods ended
	December 31, 2010
Returns before taxes	1 Year	5 Years	10 Years
International Equity Index Fund
Returns before taxes	8.84%	2.86%	3.64%
Returns after taxes on distributions	8.44	2.34	3.26
Returns after taxes on distributions
and sale of fund shares	6.26	2.36	3.07
FTSE™ Developed Ex North America Index	9.11	3.66	4.41

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser  T. Rowe Price International Ltd (T. Rowe Price International)

Summary	5

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
E. Frederick Bair	Co-Chairman of Investment Advisory Committee	2005	1998
Neil Smith	Co-Chairman of Investment Advisory Committee	2007	1994

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F135-045 3/1/11

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-10063	F135-040 3/1/11